Genprex®

PIONEERING GENE THERAPIES FOR LARGE PATIENT POPULATIONS

NASDAQ: GNPX

October 2022

FORWARD-LOOKING STATEMENTS

Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding our expected operating results, our ability to continue to obtain capital to meet our long-term liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials that we have initiated or plan to initiate, achievement of key milestones, our ability to advance the clinical development, manufacturing and commercialization of our product candidates, and the effects of our product candidates, alone and in combination with other therapies, on cancer and diabetes. Risks and uncertainties that contribute to the uncertain nature of the forward-looking statements include our ability to achieve key milestones, the timing and effect of our achieving those milestones, the effects of Fast Track Designations, and of other factors, on the clinical development, manufacturing and commercialization of our product candidates, as well as the presence and level of our product candidates' effect on cancer and diabetes, the timing of our IND filings and amendments, the timing and outcome of FDA action with respect to our IND filings and amendments, the timing and our ability to contract with clinical sites and to enroll patients in our clinical trials, including the impact of the COVID-19 pandemic on such timing, the timing and performance of our third party manufacturers and suppliers, the timing and success of our clinical trials and planned clinical trials of our product candidates, the timing and success of obtaining FDA approval of our product candidates, costs associated with developing our product candidates, and whether patents will ever be issued under patent applications filed by us or that are the subject of our license agreements or that others may be able to develop competing products that do not infringe our patent rights, such that our product candidates may not have an exclusive market position. These and other risks and uncertainties are described more fully under the caption "Risk Factors" in our annual report on form 10-K for the year ended December 31, 2021 and our other filings and reports with the United States Securities and Exchange Commission. While we believe we have identified material risks, these risks and uncertainties are not exhaustive. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Except as required by law, we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

This presentation highlights basic information about our company. Because it is a summary, it does not contain all of the information you should consider before investing in our company. Further information about our company may be found in our public filings and reports with the United States Securities and Exchange Commission.

INVESTMENT HIGHLIGHTS

MAJOR COMPETITIVE ADVANTAGES

- GENE THERAPY PLATFORM
- FIRST SYSTEMIC GENE THERAPY USED FOR CANCER IN HUMANS
- LARGE MARKETS AND UNMET NEED
- TWO FDA FAST TRACK DESIGNATIONS
- SHOWN CLINICAL ACHIEVEMENT
- TWO LUNG CANCER CLINICAL TRIALS CURRENTLY ENROLLING
- NOVEL GENE THERAPY PROGRAM IN DIABETES
- WORLD-CLASS ACADEMIC PARTNERS
- EXPANDING PIPELINE
- NEAR-TERM DATA READOUTS

ADVANCING GENE THERAPY IN LARGE INDICATIONS

HELPING PATIENTS WITH LIMITED TREATMENT OPTIONS

ONCOLOGY

- REQORSA™ is the **first systemic gene therapy** in development for cancer.
- Initially targeting solid tumors in lung cancers.
- Clinical trials include combinations of REQORSA with AstraZeneca's top selling drug, **Tagrisso®** and Merck's top selling drug, **Keytruda®**.
- Lung cancer kills **1.8 million people per year**[1], more than any other type of cancer.

DIABETES

- Gene therapy drug candidate addresses **Type 1 and Type 2** diabetes.
- May reduce or **eliminate daily burden** of checking and monitoring blood glucose levels, and **eliminate the need for insulin** and daily medication.
- May **prevent complications** of long-term diabetes.
- More than **537 million people** with diabetes worldwide[2].

1. World Health Organization: https://www.who.int/news-room/fact-sheets/detail/cancer
2. International Diabetes Federation: https://www.idf.org/aboutdiabetes/what-is-diabetes/facts-figures.html

- Tagrisso is a registered trademark of AstraZeneca.
- Keytruda is a registered trademark of Merck & Co, Inc.

RESEARCH AND DEVELOPMENT PIPELINE

DELIVERY SYSTEM	DRUG CANDIDATE	INDICATION	CLINICAL TRIAL/ PROGRAM NAME	DISCOVERY	PRECLINICAL	IND-ENABLING	CLINICAL PHASE 1	CLINICAL PHASE 2	CLINICAL PHASE 3
ONCOPREX® NANOPARTICLE DELIVERY SYSTEM (NON-VIRAL AND SYSTEMIC)	**ONCOLOGY**								
	REQORSA™ IMMUNOGENE THERAPY	NSCLC	ONC-001*	Monotherapy					
	REQORSA™ IMMUNOGENE THERAPY	NSCLC	ONC-002^	REQORSA + Tarceva					
	REQORSA™ IMMUNOGENE THERAPY	NSCLC	Acclaim-1 (ONC-003)	REQORSA + Tagrisso					
	REQORSA™ IMMUNOGENE THERAPY	NSCLC	Acclaim-2 (ONC-004)	REQORSA + Keytruda					
	REQORSA™ IMMUNOGENE THERAPY	SCLC	ONC-SC-001						
	UNDISCLOSED	VARIOUS ONCOLOGY TARGETS							
AAV VECTOR	**DIABETES**								
	GPX-002	DIABETES	DIA-001						

★ U.S. FDA Fast Track Designation

* Trial Completed

^ Phase 1 portion completed. Phase 2 portion no longer enrolling in favor of Acclaim-1.



ONCOLOGY PROGRAM

REPROGRAMMING
THE COURSE OF CANCER

LEAD PROGRAM: NON-SMALL CELL LUNG CANCER

RECENT EXPANSION TO SCLC COVERS VIRTUALLY ENTIRE MARKET

84%

MOST COMMON LUNG CANCER

NSCLC represents the majority of all lung cancers[1].

2M

WORLDWIDE LUNG CANCER CASES

More than two million cases per year worldwide[2].

236K

UNITED STATES

More than 236,000 new cases per year in the U.S[3].

$5B+

TAGRISSO 2021 SALES

AstraZeneca's highest grossing product.

$17B+

KEYTRUDA 2021 SALES

Merck's highest grossing product.

$48.7B+

GLOBAL MARKET

Global market is projected to grow from $18.3 billion in 2018 to $48.7 billion by 2026[4].

1. American Cancer Society: https://bit.ly/3SPcMRI
2. World Health Organization: https://bit.ly/3fLGVSI
3. American Cancer Society: https://bit.ly/3ChCdDU
4. Fortune Business Insights: https://bit.ly/3Ewbnup

TUMOR SUPPRESSOR GENES DELETED DURING CANCER DEVELOPMENT

- Tumor suppressor genes such as TUSC2 are deleted early during cancer development
- 80% of all non-small cell lung cancers express decreased amounts of TUSC2 tumor suppressor protein
- Loss or reduction of TUSC2 expression is associated with significantly reduced overall survival
- Led to the hypothesis that reintroduction of tumor suppressor genes may be a new method of treating cancer


Tumor Suppressor Genes
Act Like a Brake Pedal
Tumor Suppressor
Gene Proteins
Growth factor
Receptor
Signaling
enzymes
Transcription
factors
DNA
Cell nucleus
Cell proliferation
NATIONAL
CANCER
INSTITUTE

Ji L, Nishizaki M, Gao B, et al. Expression of several genes in the human chromosome 3p21.3 homozygous deletion region by an adenovirus vector results in tumor suppressor activities in vitro and in vivo. Cancer Res. 2002;62(9):2715-2720.

NOVEL PLATFORM TO TREAT CANCER

ONCOPREX® NANOPARTICLE DELIVERY SYSTEM

The first systemic gene therapy delivery platform for cancer


GENES
Multiple tumor suppressor genes
SYNERGIES
Advanced approach using combination therapy
CANCERS
Multiple cancers

ONCOPREX® NANOPARTICLE DELIVERY SYSTEM

CATIONIC LIPID NANOPARTICLE CARRIES DRUG TO TUMORS


Plasmid containing tumor suppressor gene
TUSC2 gene
ONCOPREX® NANOPARTICLE DELIVERY PLATFORM
(Lipid nanoparticle)
REQORSA™ IMMUNOGENE THERAPY
Lipid nanoparticle containing plasmid DNA
Cancer cell
Plasmid with TUSC2 gene
Tumor suppressor gene protein
Dying cancer cell

Next gen **non-viral, positively-charged lipid nanoparticle** (**LNP**) is **systemically delivered**

SELECTIVE UPTAKE OF REQORSA™

PATIENT 1 (0.02 mg/kg) | PATIENT 2 (0.06 mg/kg)

PRE-TREATMENT BIOPSIES

POST-TREATMENT BIOPSIES



In all images, blue stain shows cell nuclei and red stain shows TUSC2 protein

Selective and Preferential Cancer Cell Uptake and Anti-Cancer Activity In Advanced Lung Cancer Patients. Lu et al. PLoS1 (2012).

REQORSA TARGETS CANCER AT ITS CORE

MULTIPLE ANTI-CANCER MECHANISMS OF ACTION


TUSC2


Injured cell
Apoptosis



CONTROLS CELL SIGNALING

Pan-kinase inhibition decreases cell proliferation

STIMULATES APOPTOTIC PATHWAYS

Leads to programmed cell death

MODULATES IMMUNE RESPONSE

Promotes immune activity against cancer

REQORSA MONOTHERAPY

ONC-001 TRIAL

DOSE ESCALATION STUDY

Explore toxicity and tolerability in patients.

Phase 1 monotherapy results:

- 31 Stage IV patients with at least 1 of 6 trial doses
- 23 patients evaluable
- Cancer growth halted in 5 of 23 patients
- Stable disease n=5; responses n=3
- Highest dose used was 0.09 mg/kg
- Well tolerated in patients



Metabolic responses in late-stage metastatic lung cancer patient

Source: Phase 1 Clinical Trial of Systemically Administered TUSC2(FUS1)-Nanoparticles Mediating Functional Gene Transfer in Humans. Lu, C. et al. PLOS One. 2012.

REQORSA + TARCEVA COMBINATION

PHASE 2 DATA IN SUBJECTS WITH OR WITHOUT EGFR MUTATIONS

PATIENT EGFR STATUS	RESPONSE	PRIOR THERAPY	PRIOR LINES OF THERAPY
Positive (exon 18+20)	Complete Response	Chemo	3
Negative	24% regression Target Lesion	Chemo / anti-PD1	2
Negative	30% regression one Target Lesion 18% regression all Target Lesion	Chemo / anti-PD1	6
Positive (exon 21) / T790M Negative	Tumor Regression Metabolic response *PET Scan*	Tarceva *(10 cycles)*	3
Positive (exon 21)	Stable Disease	Tarceva *(12 cycles)*	2
Negative	Stable Disease	Chemo	2
Negative	Stable Disease	Chemo	4

- *Combination therapy (re)sensitizes lung cancer cells and/or overcomes resistance to targeted therapies and other classes of drugs (i.e. anti-PD1 inhibitor). Slowed tumor progression in 7 out of 9 evaluable patients – 78% disease control rate (DCR; RECIST criteria).*
- *9 out of 10 patients evaluable, all but one received prior treatments. One subject withdrew consent.*
- *Genprex does not intend to reopen enrollment in this Phase 1/2 trial.*

AACR 21: REQORSA + TAGRISSO REDUCE TUMOR GROWTH IN TAGRISSO-RESISTANT TUMORS



Osimertinib
21 days
TUSC2
TUSC2
TUSC2
Survival and tumor growth
12/16
Cell inoculation
01/07/20
01/10
01/13
Osimertinib+TUSC2 combination on H1975-OsiR tumors in NSG mice
Tumor volume (mm³)
Days
p=0.01 vs Osi 5
p<0.000001 vs Osi 10
Control OsiR (N=5)
TUSC2 OsiR (N=3)
Osimertinib OsiR (5mg/kg)
Osimertinib OsiR (10mg/kg)
Osimertinib OsiR (5mg/kg)+TUSC2
Osimertinib OsiR (10mg/kg)+TUSC2
Osimertinib+TUSC2 combination on H1975 tumors in NSG mice
Tumor volume (mm³)
Days
Control (N=5)
TUSC2 (N=6)
Osimertinib (5mg/kg)
Osimertinib (10mg/kg)
Osimertinib (5mg/kg)+TUSC2
Osimertinib (10mg/kg)+TUSC2

Osimertinib is the generic name for Tagrisso.

REQORSA referred to as TUSC2 in figures.

GENERAL STUDY CHARACTERISTICS

- FDA Fast Track Designation
- Patients with advanced, EGFR mutant NSCLC whose disease progressed after Tagrisso
- ~15 U.S. sites
- ~92 patients
  - Phase 1: 9-18 patients – Cohort 1 Complete
  - Phase 2: 74 patients
- Interim analysis at 25 events (i.e., disease progression or death)
- Expect to complete Phase 1 by year-end 2022

Acclaim·1

REQORSA in combination with AstraZeneca's Tagrisso for NSCLC

Measuring Time From First Progression To Second Progression: Tagrisso Monotherapy vs. REQORSA + Tagrisso



PHASE 1
DOSE ESCALATION REQORSA + TAGRISSO
PHASE 2
STUDY ARM
PRIOR TAGRISSO MONOTHERAPY
First progression
REQORSA + TAGRISSO
Second progression
VS.
CONTROL ARM
PRIOR TAGRISSO MONOTHERAPY
First progression
CONTINUED TAGRISSO MONOTHERAPY
Second progression
Second progression of Tagrisso monotherapy is expected to be 4-5 months after first progression

Genprex

Continuing Osimertinib (Tagrisso) Treatment After Progression Prolongs Survival Benefit in NSCLC. *Targeted Oncology*. https://www.targetedonc.com/view/continuing-osimertinib-treatment-after-progression-prolongs-survival-benefit-in-nsclc. Accessed November 10, 2020.

Acclaim-1

PHASE 1 COMPONENT

STUDY DESIGN
- 3+3 dose escalation of REQORSA in combination with Tagrisso

PRIMARY ENDPOINT
- Dose limiting toxicity

PHASE 2 COMPONENT

STUDY DESIGN
- Randomized 1:1, open-label, 2-arm study of REQORSA in combination with Tagrisso vs. Tagrisso monotherapy

PRIMARY ENDPOINT
- Progression free survival (PFS)
- PFS improvement of REQORSA combination versus Tagrisso monotherapy after first progression on Tagrisso monotherapy

SECONDARY ENDPOINTS
- Overall response rate
- Overall survival
- Tolerability
- Number of adverse events

REQORSA SHOWS SYNERGY WITH IMMUNOTHERAPIES

REQORSA IS SYNERGISTIC WITH ANTI-PD1 IN A SYNGENEIC MOUSE MODEL OF LUNG CANCER


Survival on Lung Metastasis Model
Percent survival
100
50
0
10
15
20
25
Days
Control
PD1+CTLA4
TUSC2
TUSC2+PD1
TUSC2+PD1+CTLA4

TUSC2+anti-PD1 exhibit greater antitumor activity than either agent alone or control.


Non-Treated
TUSC2-Treated

TUSC2+anti-PD1 combination significantly prolonged survival in a lung metastasis model refractory to checkpoint blockade alone.

REQORSA referred to as TUSC2 in figures.

REQORSA MODULATES THE IMMUNE SYSTEM

REQORSA IS SYNERGISTIC WITH ANTI-PD1 IN A HUMANIZED MOUSE MODEL OF LUNG CANCER

REQORSA + Keytruda


Humanized (Wk2)
Control
#84 (MM04)
#81 (MM08)
#89 (MM05)
#93 (MM06)
#85 (MM04)
TUSC2
#86 (MM04)
#88 (MM04)
#82 (MM08)
#92 (MM05)
#95 (MM06)
Pembro
#76 (MM01)
#78 (MM02)
#80 (MM03)
#97 (MM06)
#90 (MM05)
#99 (MM07)
Comb
#77 (MM01)
#79 (MM02)
#87 (MM04)
#83 (MM08)
#91 (MM05)
#94 (MM06)

The independent immunologic effects of REQORSA and Keytruda create synergy by adding increased immunologic attack on the tumor to PD-1 inhibition.


T cells
% of T cells (CD45+ gated)
CD3+
CD8+
Active T cells
% of CD8+CD69+ve
Control
Pembro
TUSC2
TUSC2+Pembro
NK
% of CD56+
Active NK cells
% of CD56+CD69+ cells
MDSC
% of CD33+
DC
% of HLA-DR+ (Lin-ve gated)

Pembrolizumab is the generic name of Keytruda®.

REQORSA referred to as TUSC2 in figures.

AACR 21: REQORSA MAY ENHANCE FIRST-LINE STANDARD OF CARE

REQORSA + Keytruda + Chemo

- REQORSA enhances the efficacy of chemo-immunotherapy on KL-mutant lung metastases in humanized mice.
- Triple combination demonstrated strong antitumor efficacy and induced robust antitumor immunity in KRAS-LKB1 (KL)-mutant NSCLC in clinically relevant humanized mice models.



No treatment
TUSC2
Carbo+Pembro
Carbo+Pembro+TUSC2
Total Flux [p/s]
6×10⁹
4×10⁹
2×10⁹
2×10⁸
1.5×10⁸
1×10⁸
5×10⁷
0
D14
D28
D35
***
**
*

*** p= 0.0003 vs No treatment
** p = 0.009 vs Carbo+Pembro
* p = 0.02 vs TUSC2



Triple treatment on A549 lung met in humanized mice
Tumor Intensity (Wk4)
post treatment
Tumor intensity (total flux [p/s])
2×10⁹
1.5×10⁹
1×10⁹
5×10⁸
1×10⁸
8×10⁷
6×10⁷
4×10⁷
2×10⁷
0
**
*
Control
TUSC2
Carbo+Pembro
TUSC2+Pembro
Triple
N=5 mice/group

Pembrolizumab is the generic name of Keytruda®.

REQORSA referred to as TUSC2 in figures.

GENERAL STUDY CHARACTERISTICS

- FDA Fast Track Designation (received December 2021)
- Patients with advanced NSCLC whose disease progressed after treatment with Keytruda
- ~10 U.S. sites
- ~156 patients
  - Phase 1: Up to 30 patients
  - Phase 2: 126 patients
- Interim analysis at 50 events (i.e., disease progression or death)
- Expect to complete Phase 1 by mid-2023

Acclaim · 2

REQORSA in combination with Merck & Co's Keytruda for NSCLC

Measuring Time From First Progression To Second Progression: REQORSA + Keytruda vs. Docetaxel +/- Ramucirumab


PHASE 1
DOSE ESCALATION REQORSA + KEYTRUDA
PHASE 2
STUDY ARM
VS.
CONTROL ARM
PRIOR KEYTRUDA THERAPY
First progression
REQORSA + KEYTRUDA
Second progression
PRIOR KEYTRUDA THERAPY
First progression
DOCETAXEL +/- RAMUCIRUMAB
Second progression

Acclaim·2

PHASE 1 COMPONENT

STUDY DESIGN
- 3+3 dose escalation of REQORSA in combination with Keytruda

PRIMARY ENDPOINT
- Dose limiting toxicity

PHASE 2 COMPONENT

STUDY DESIGN
- Randomized 2:1, open-label, 2-arm study of REQORSA in combination with Keytruda vs. docetaxel +/- ramucirumab

PRIMARY ENDPOINT
- Progression free survival (PFS)
- PFS improvement of REQORSA + Keytruda combination versus docetaxel +/- ramucirumab

SECONDARY ENDPOINTS
- Overall response rate
- Overall survival
- Disease control rate
- Tolerability
- Number of adverse events

REQORSA IN SMALL CELL LUNG CANCER



B

Small cell lung cancer with negative TUSC2 expression.

Targeting **Small Cell Lung Cancer** (in addition to NSCLC) allows Genprex to address virtually the **entire lung cancer market.**

Small Cell Lung Cancer:

- Consistently has low TUSC2 protein levels
- Documented to often have deletion of one TUSC2 gene allele
- Extensive stage SCLC has very poor prognosis – a median PFS of 5.2 months

Another clinical opportunity to combine REQORSA with checkpoint inhibitors

Image source: Clin Cancer Res 2008;14:41-7.

SCALED-UP CLINICAL GRADE MANUFACTURING

POSITIONS COMPANY FOR SUCCESS IN LUNG CANCER THERAPEUTICS MARKET


FOCUS ON GROWTH
LEAD WITH INNOVATION
ACCELERATE EFFICIENCIES
REINVENT HOW WE WORK

Achievement highlighted by important process improvements and significantly improved economies of scale.

- Successful completion of technology transfer and scale-up of REQORSA
- GMP production process will provide supply for Acclaim clinical trials
- Product is stored in cold storage depots, ready for delivery to clinical trial sites
- Process optimization activities continue

DIABETES PROGRAM



DIABETES PROGRAM

COLLABORATION WITH UNIVERSITY OF PITTSBURGH TO TREAT DIABETES

37.3M or 11.3% of Americans Have Diabetes[1]



5-10%
90-95%
Type 1 Diabetes
Type 2 Diabetes

Type 1 Diabetes: An auto-immune condition where the body's immune system destroys pancreatic beta cells that make insulin. Generally occurs in children and adolescents.

Type 2 Diabetes: Inability of the pancreas to produce enough insulin due largely to resistance to insulin function. Generally occurs in adulthood, and highly related to obesity.

1. Centers for Disease Control: https://www.cdc.gov/diabetes/data/statistics-report/index.html

DIABETES: A GLOBAL EPIDEMIC

537M

DIABETES PREVELANCE – GLOBAL[1]
Expected to rise to 643M by 2030 and 783M by 2045.

37.3M

DIABETES PREVELANCE – USA[2]
96M U.S. adults (38% population) have prediabetes.

6.7M

ANNUAL MORTALITY – GLOBAL[1]
Approximately 1 death every 5 seconds in 2021.
931k deaths in the U.S. caused by diabetes.

$966B

EST ANNUAL GLOBAL DIABETES EXPENDITURES
316% increase in global healthcare expenditures since 2006[2].
$415B expenditures (43%) associated w/ US and Caribbean.

$24B

T1D GLOBAL MARKET BY 2029 | 17.2% CAGR[3]
$20.3B expected U.S. market sales in 2029.

$92B

T2D GLOBAL MARKET BY 2029 | 6.7% CAGR[4]
$57B expected U.S. market sales in 2029.

1. International Diabetes Federation: https://bit.ly/39XWohu
2. Centers for Disease Control: https://bit.ly/3Vk2gmL
3. Research and Markets: https://bwnews.pr/3S5SVGu
4. Global Data: https://bit.ly/3R5w1bf

DIABETES CAUSES SERIOUS COMPLICATIONS

HEART DISEASE
Leading cause of death for men and women in U.S.
Diabetics are 2x as likely to have heart disease or a stroke.

CHRONIC KIDNEY DISEASE (CKD)
Approximately 1 in 3 adults with diabetes have CKD.
Kidney diseases are the 9th leading cause of death in U.S.

NERVE DAMAGE
High blood sugar can lead to diabetic neuropathy.
50% of people with diabetes have nerve damage.

FOOT HEALTH (DIABETIC NEUROPATHY)
Feet and legs most affected by diabetic neuropathy.
50% of annual amputations are associated w/ diabetes.

VISION LOSS (DIABETIC RETINOPATHY)
Diabetic retinopathy affects almost 1/3 of adults over 40 YO.
Diabetes is leading cause of new blindness cases in adults.

HEARING LOSS
Hearing loss is 2x as common in diabetics.
Prediabetes have a 30% higher rate of hearing loss.

ORAL HEALTH
Gum disease can be more severe and take longer to heal.
25% of U.S. diabetics over 50 YO have severe tooth loss.

MENTAL HEALTH
Blood sugar levels are affected by stress.
Diabetics are 2-3x more likely to have depression.

1. Centers for Disease Control: https://www.cdc.gov/diabetes/managing/problems.html
2. Amputation Prevention Centers of America: https://www.apcofamerica.com/diabetic-amputation-neuropathy/
3. National Institutes of Health: https://www.niddk.nih.gov/health-information/diabetes/overview/preventing-problems/gum-disease-dental-problems

DIABETIC PATIENTS IN NEED OF ADVANCED THERAPY

GPX-002 HOLDS POTENTIAL TO ADDRESS DISEASE AT ITS CORE FOR LONG-TERM EFFECTIVENESS

1889 – Removal of pancreas in dogs leads to diabetes

1901 – Islets of Langerhans produce insulin and the destruction of these cells resulted in diabetes

1922 – Insulin first introduced to T1D patient

1978 - Recombinant DNA techniques produce synthetic "human" insulin

Despite certain advancements in treatment, quality of life remains highly compromised for many with diabetes.

GPX-002 holds potential to provide long-term effectiveness or **change the course of the disease.**

May replace daily burden of blood glucose monitoring and insulin replacement therapy, including finger pricks and insulin injections.

American Diabetes Association: https://diabetes.org/blog/history-wonderful-thing-we-call-insulin

GPX-002 REPLENISHES LEVELS OF INSULIN

REPROGRAMS AND RESTORES CELL FUNCTION

Novel infusion process uses an endoscope and an AAV vector to deliver the Pdx1 + MafA (PM) genes to the pancreas.

In T1D, it **transforms alpha cells** in the pancreas into functional beta-like cells, which can produce insulin but are distinct enough from beta cells to evade the body's immune system. In T2D, it may **replenish and rejuvenate** beta cells.

In vivo, preclinical studies show that GPX-002 **restored normal blood glucose levels** for an extended period of time.


Hyperglycemia
Euglycemia
Intraductal infusion of *Pdx1*- and *Mafa*-expressing AAV
Alpha- to beta-cell reprogramming
Beta-cell deficiency
Restored beta-cell mass
Alpha-cell
Beta-cell
New beta-cell

A Phase 1 clinical trial could be the first-ever gene therapy tested in humans for diabetes.

Image source: Osipovich, Anna & Magnuson, Mark. (2018). Alpha to Beta Cell Reprogramming: Stepping toward a New Treatment for Diabetes. Cell Stem Cell. 22. 12-13. 10.1016/j.stem.2017.12.012

GPX-002 REVERSED DRUG-INDUCED DIABETES IN MICE



Glucose Tolerance Test
600
400
200
0
Blood glucose (mg/dl)
0
7
14
21
28
35
AAV8-GFP
AAV8-PM
alloxan
AAV-8 injection



2
1
0
beta cell mass (mg)
**
Untreated Control Group
alloxan+ AAV8-GFP
alloxan+ AAV8-PM

GFP = Green Fluorescent Protein (fluorescent marker)

PM = Pdx1 + MafA

1. Gittes, G. Gene Therapy for Diabetes and Chemical Pancreatectomy for Pancreatitis [video]. YouTube. https://www.youtube.com/watch?v=cL0tpXvxBqw. Published July 20, 2022. Accessed October 14, 2022.

GPX-002 RESTORED BLOOD GLUCOSE IN T1D MOUSE MODEL FOR FOUR MONTHS


Blood glucose (mg/dl)
600
400
200
0
AAV8-GFP
AAV8-PM
-2
0
2
4
6
8
10
12
14
16
18
20
22
24
26
Viral infusion when blood glucose > 180mg/dl
Time (week)


NOD beta cell mass (mg)
0.3
0.01
0.00
**
AAV8-PM
AAV8-GFP
GFP = Green Fluorescent Protein (fluorescent marker)
PM = Pdx1 + MafA

- One week in a mouse tends to correlate to about one year in humans.
- The average age of onset in Non-Obese Diabetic (NOD) mice is 14 weeks of age. Coincidentally, the average age of onset of juvenile diabetes in humans is 14 years old.
- The duration of restored blood glucose levels in mice **could potentially translate to decades in humans**.

Gittes, G. Gene Therapy for Diabetes and Chemical Pancreatectomy for Pancreatitis [video]. YouTube. https://www.youtube.com/watch?v=cL0tpXvxBqw. Published July 20, 2022. Accessed October 14, 2022.

GPX-002 REDUCES INSULIN REQUIREMENTS IN NON-HUMAN PRIMATE MODEL OF T1D


NHP 1
Insulin / Carb
BG (MG/DL)
1.50
1.00
0.50
0.00
STZ -34 -30 -26 -22 -18 -14 -10 -6 -2 2 6 10 14 18 22 26 30 34 38 42 46 50 54 58 62 66 70 74 78

Viral Infusion


NHP 2
Insulin / Carb
BG (MG/DL)
2.00
1.50
1.00
0.50
0.00
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Preliminary data from University of Pittsburgh researchers shows a marked reduction in insulin requirements and stabilization of glucose levels.

1. Gittes, G. Gene Therapy for Diabetes and Chemical Pancreatectomy for Pancreatitis [video]. YouTube. https://www.youtube.com/watch?v=cL0tpXvxBgw. Published July 20, 2022. Accessed October 14, 2022.

REJUVENATES AND REPLENISHES BETA CELLS IN T2D



- T2D stresses beta cells and their insulin production.
- GPX-002 appears to replenish and rejuvenate beta cells and insulin production.
- Sponsored Research Agreement supports ongoing non-human primate studies in T2D.
- Opportunity to lead disease modifying approach to treat this epidemic.



CORPORATE

MEET OUR TEAM

COMPANY MANAGEMENT



RODNEY VARNER, JD

Chairman, President & Chief Executive Officer

- 30+ years of expertise in corporate law, including corporate governance, in biotech industry
- Former owner of securities broker dealer firm



CATHERINE VACZY, JD

Executive VP, General Counsel & Chief Strategy Officer

- 20+ years of experience in senior executive, business and legal advisor roles at targeted and cell therapy oncology companies that achieved highly successful exits



RYAN CONFER, MS

Chief Financial Officer

- 10+ years of C-Level experience in emerging technology companies
- Extensive experience in investment management, deal negotiation and technology transfer



MARK S. BERGER, MD

Chief Medical Officer

- 25 years of biotech and pharmaceutical company experience in the development of oncology therapeutics
- Successfully brought two drugs through the regulatory process to approval

MEET OUR TEAM

COMPANY MANAGEMENT



THOMAS GALLAGHER, JD

Senior Vice President, Intellectual Property and Licensing

- 20+ years of expertise in biotech IP law, business development, licensing transactions
- Seasoned IP executive and attorney



HEMANT KUMAR, PHD

Chief Manufacturing & Technology Officer

- Recognized global expert in Chemistry, Manufacture and Controls (CMC) Technical Development and GMP manufacturing
- 25+ years leading global CMC and regulatory approval strategy for accelerated development of innovative vaccines, biologics, advanced cell & gene therapy drug process and product development under current GMP, and licensing processes



DAVID SCHLOSS, JD

Senior Vice President, Human Resources

- 25+ years of experience as human resources executive and employment attorney in life sciences with a focus on biotech and cell and gene therapy



WILLIAM GANNON, JR., MD MBA

Vice President, Regulatory Affairs

- 30+ years of experience in biotech and pharma regulatory affairs and clinical trial management

MEET OUR TEAM

SCIENTIFIC ADVISORY BOARD



JACK A. ROTH
MD, FACS, Chairman

- Professor and Bud Johnson Distinguished Clinical Chair, Department of Thoracic and Cardiovascular Surgery; Chief, Section of Thoracic Molecular Oncology; Professor of Molecular and Cellular Oncology; UT MD Anderson Cancer Center
- Director, W.M. Keck Center for Innovative Cancer Therapies



TONY S. K. MOK
MD, FRCP(C), FHKCP, FHKAM

- Professor and Chair of Clinical Oncology, the University of Hong Kong; Co-founder of the Lung Cancer Research Group



PASI ANTERO JÄNNE
MD, PhD

- Professor of Medicine, Harvard Medical School; Director of Dana Farber Cancer Institute Lowe Center for Thoracic Oncology; Scientific Director of the Belfer Center for Applied Cancer Science; Director, Chen-Huang Center for EGFR Mutant Lung Cancers; Head of The Jänne Lab



GEORGE SIMON
MD

- Chair, Department of Medical Oncology at Advent Health – Celebration; Executive Director of the Moffitt Cancer Center-Advent Health joint Clinical Research Unit



GEORGE K. GITTES
MD

- Chief of Pediatric Surgery and Surgeon-in-Chief Emeritus at the UPMC Children's Hospital of Pittsburgh; Director of the Richard King Mellon Foundation Institute for Pediatric Research; Co-Scientific director at UPMC Children's Hospital

MEET OUR TEAM

CLINICAL ADVISORY BOARD



MICHAEL MORSE

MD, MHS, FACP

- Professor of Medicine, Division of Medical Oncology in the Department of Surgery at Duke University
- Research expertise in targeted therapies and immunotherapies for cancer



COL. GEORGE PEOPLES

MD, FACS

- Chief Executive Officer of Cancer Insight, LLC, a boutique cancer immunotherapy CRO
- Professor of Surgery at Uniformed Services University; Professor of Surgical Oncology at MD Anderson Cancer Center



ANDREW BECKER

MD, PHD

- President and Founder, Becker Pharmaceutical Consulting
- Experience in consulting biotech and pharma companies on a global basis



WILLIAM GANNON, JR.

MD, MBA

- 30+ years of experience in biotech and pharma regulatory affairs and clinical trial management

MEET OUR TEAM

BOARD OF DIRECTORS



RODNEY VARNER, JD
Chairman of the Board

- 30+ years of expertise in corporate law, including corporate governance, in biotech industry
- Former owner of securities broker dealer firm



JOSE A. MORENO TOSCANO
Board Director

- Chief Executive Officer, LFB USA Inc
- 20+ years of experience in pharma and biotech industries

Photo Coming Soon

WILLIAM R. WILSON, JR.
Board Director

- Chief Executive Officer, Wilson Land & Cattle Co.
- 40+ years of legal experience spanning health care, biotech, clinical trial management



BRENT LONGNECKER
Board Director

- Chief Executive Officer, Longnecker & Associates
- 30+ years of experience consulting with BODs, CEOs, key executives and advisors in many industries



JAMES E. ROTHMAN, PHD
Strategic Advisor to the Board

- 2013 Nobel Prize in Physiology/Medicine
- Member of the National Academy of Sciences and its Institute of Medicine; Professor of Biomedical Sciences, Yale University; Chairman of the Department of Cell Biology, Yale School of Medicine; Director of the Nanobiology Institute, Yale West Campus

GNPX AT A GLANCE

COMPANY	SYMBOL	EXCHANGE	SHARE PRICE	MARKET CAP	30-DAY AVG VOLUME	SHARES OUTSTANDING	CASH
Genprex, Inc.	GNPX	Nasdaq	$1.37	65M	96K	47,878,351	$30 Million

All data are as of October 7, 2022, except for shares outstanding and cash which are as of June 30, 2022.

ACHIEVEMENTS AND UPCOMING MILESTONES

RECENT ACHIEVEMENTS

- ✓ Dose the first patient in Acclaim-2
- ✓ Approval from Safety Review Committee to advance Acclaim-1 to higher dosing in second cohort of Phase 1 portion of study
- ✓ Expand indications to small cell lung cancer (expand on sponsored research)
- ✓ Sponsored research agreements at each of our academic partner institutions: MD Anderson and University of Pittsburgh

LOOKING AHEAD

- File protocol for review with FDA for REQORSA (combination) for small cell lung cancer (EOY 2022)
- Complete Phase 1 portion of Acclaim-1 (EOY 2022)
- Complete Phase 1 portion of Acclaim-2 (Mid-2023)
- Report data from ongoing preclinical studies of GPX-002 (1H 2023)
- Expand global IP portfolio (Ongoing)

WE BELIEVE

IN A FUTURE OF

TRANSFORMATIONAL

PATIENT CARE

21ST CENTURY GENE THERAPIES

LARGE MARKETS AND UNMET NEED

COMBINATION TRIALS WITH TOP SELLING DRUGS

TWO FDA FAST TRACK DESIGNATIONS

EXPLORING NEW INDICATIONS AND PARTNERSHIPS

Genprex®

NASDAQ: GNPX

(877) 774 - GNPX | investors@genprex.com